UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2026

NETCAPITAL INC.

(Exact name of registrant as specified in its charter)

Utah	001-41443	87-0409951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Lincoln Street, Boston, Massachusetts	02111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 925-1700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NCPL	The Nasdaq Stock Market LLC
Warrants to Purchase Common Stock	NCPLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 19, 2026, following the United States District Court for the District of Massachusetts’ approval of Cecilia Lenk’s settlement with the Securities and Exchange Commission in the previously disclosed SEC civil action, Ms. Lenk resigned from the Board of Directors of Netcapital Inc. (the “Company”) and from her position as Chief Executive Officer of Netcapital Advisors Inc., a wholly owned subsidiary of the Company, effective immediately.

The departure of Ms. Lenk was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 8.01. Other Events.

As previously disclosed, on August 10, 2026, the Securities and Exchange Commission (the “SEC”) filed a civil action captioned Securities and Exchange Commission v. John Fanning, et al., Civil Action No. 1:26-cv-13665, in the United States District Court for the District of Massachusetts, naming the Company and certain current and former officers, directors and other individuals as defendants.

The Court approved the settlement between the SEC and Cecilia Lenk. Without admitting the allegations in the SEC’s complaint, Ms. Lenk consented to the entry of a final judgment providing for permanent injunctions, a conduct-based injunction and a civil monetary penalty of $50,000.

The SEC action remains pending against the Company and certain other defendants.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

17.1	Letter of Resignation of Cecilia Lenk from the Board of Directors of Netcapital Inc., dated August 19, 2026 (corrected and restated as of August 25, 2026, solely to correct a scrivener’s error)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NETCAPITAL INC.

August 25, 2026	By:	/s/ Todd Violette
	Name:	Todd Violette
	Title:	Chief Executive Officer